Other Long-Term Liability	12 Months Ended
Dec. 31, 2011
Other Long-Term Liability [Abstract]
Other Long-Term Liability

Note 13—Other Long-Term Liability

As part of the terms and conditions of an existing agreement for software licenses acquired, EVERTEC entered into a commitment with a third party to pay license and professional service fees beginning on December 31, 2009 and ending on July 30, 2015. The outstanding balance for this liability as of December 31, 2011 and 2010 was $0.4 million and $1.1 million, respectively. The agreement also includes a contingent fee up to $1.0 million based on certain acceptance conditions.

At December 31, 2010, other long-term liability includes $1.1 million of a liability recorded by the Company related to the fair value of a contract to provide services to a Popular customer. The liability is being amortized to revenues until the termination of the contract. See Note 21.